ICAP FUNDS, INC.

Prospectus Supplement

To Prospectus Dated May 1, 2005

ICAP Discretionary Equity Fund

ICAP Equity Fund

On August 12, 2005, shareholders of the ICAP Discretionary Equity Fund (the “Discretionary Fund”) approved a reorganization of the Discretionary Fund into the ICAP Equity Fund (the “Equity Fund”).  The reorganization was effected pursuant to a Plan of Reorganization which provided for the transfer of all of the assets and liabilities of the Discretionary Fund to the Equity Fund in exchange for shares of the Equity Fund.

As a result of the reorganization, shareholders of the Discretionary Fund are now shareholders of the Equity Fund and have received shares of the Equity Fund of equal value to their shares in the Discretionary Fund.

The date of this Prospectus Supplement is August 17, 2005.

Please keep this Prospectus Supplement with your records.